Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent events [Abstract]
Subsequent events

28. Subsequent events

Grant of new Restricted stock units

On July 1, 2024, Lifezone Metals Limited granted 2,800,000 restricted stock units (“RSUs”) awards under the 2023 Omnibus Incentive Compensation Plan (the Plan) each representing the right for participants to receive 1 share in Lifezone Metals.

On July 1, 2024, 33.33% of the RSUs vested, with the remaining 66.67% vesting under market price performance conditions of $14.50 per share and $16.00 per share (respectively) based on daily VWAP of the shares for any 20 trading days. The vesting period is five years commencing on July 1, 2024. The transaction is assessed and accounted for under IFRS 2: Share-based Payments.

There were no other significant events to note subsequent to June 30, 2024, which require adjustments to, or disclosures in these Unaudited Condensed Consolidated Interim Financial Statements.

Tax dispute

On July 30, 2024, the Tanzanian Court of Appeal handed down a judgment covering the larger of the two legacy withholding tax cases, which was in favor of the TRA. The judgment relates to a withholding tax amount claimed by the TRA in the sum of $3,210,434 (TZS 8,426,336,706) using the closing foreign exchange rate as of June 30, 2024.  Our Tanzanian subsidiary continues to engage with the TRA to negotiate a settlement agreement, including the historic offset of bank funds received by the TRA.  At the time of this report, no agreement was reached with the TRA.